EXHIBIT 10.134
         FIXTURE FINANCING AGREEMENT WITH LONGWATER CAPITAL CORPORATION


LESSOR:  LONGWATER CAPITAL CORPORATION
             -------------------------------------------------------------------
                                                                    LEASE NUMBER


BUSINESS LEASE AGREEMENT

LESSEE NAME

PLAY CO. TOYS & ENTERTAINMENT CORP.
LESSEE ADDRESS                CITY      COUNTY    STATE               ZIP
550 Rancheros Drive           San Marcos          CA                  92069

VENDOR NAME                   ADDRESS   CITY      STATE               ZIP


QUANTITY  DESCRIPTION MODEL No, Serial No., or other identification         COST

                      SEE EQUIPMENT SCHEDULE "A"                      $70,699.75

EQUIPMENT LOCATION:      STREET    CITY      COUNTY    STATE          ZIP
If Other Than        TOYS INTERNATIONAL

Billing Address      20 CITY BLVD. WEST #203 ORANGE    CA             92868

PAYMENT        DUE            RENT PAYMENTS                                 SALES/USE TAX         TOTAL PAYMENT        LEASE TERM
DATE

                                        X  Monthly         Quarterly
               Of Each
               Month          $ 2,485.10   Semi-Annually   Annually         $ 142.88              $ 2,627.98           36  Month

Advance Payment of      $ 5,355.96               which equals the first and la5,255.96                payment(s) and a $ 100.00

documentation fee MUST ACCOMPANY LEASE.



     1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the personal property described above (herein called the "Equipment"). Upon Lessor signing below, this Lease shall become NONCANCELLABLE DURING THE TERM STATED ABOVE by Lessee for any reason whatsoever, and Lessee shall be obligated to pay Lessor all sums called for in this Business Lease Agreement (Herein call the "Lease").

     2. COMMENCEMENT AND TERMINATION. This Lease shall commence on the "Lease Start Date" appearing below and, provided Lessee has successfully performed all its duties and obligations under the Lease, shall terminate upon expiration of the number of months (following the Lease Start Date) stated as the Lease Term.

     3. RENT AND OTHER PAYMENTS. Lessee shall pay the advance rentals due under the Lease, as stated above, upon signing the Lease. All such amounts shall be non-refundable. Monthly rent payments due after the first month's rent shall be payable on the "Payment Due Date" indicated above or on the first business day thereafter if a Payment Due Date falls on a non-business day. Lessee agrees to pay to Lessor a service charge of 5% per month, but not to exceed the maximum amount permitted by law, on any payment due under the Lease which is not paid within five days of the Payment Due Date. Lessee shall pay all sales, use, excise, personal property, stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the rental payments hereunder, and shall, with the next scheduled payment reimburse Lessor for any taxes paid by or advanced by Lessor. Lessee's obligations to pay such taxes, fees, assessments, fines, penalties and other charges shall survive termination of the Lease. Lessee agrees that Lessor may adjust the rent payment proportionally up or down if the actual cost of the Equipment exceeds or is less than the amount stated in the Lease. All payments under the Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligation to Lessor in any order Lessor chooses. Time is of the essence with respect to all payments due and all other obligations of Lessee under the Lease. All payments shall be made to Lessor via automatic draft pursuant to Lessee's Pre-Authorized Draft Request or as Lessor may otherwise designate in writing. In the event Lessee does not authorize the Draft Request, a monthly billing charge of $5 per month shall be added to the Monthly Rental Payment.

     4. SELECTION OF EQUIPMENT. Lessee acknowledges that Lessor did not participate in the selection, manufacture or supply of the Equipment and that Lessee has made the selection of the Equipment and the supplier of such Equipment based upon its own judgment. Lessee agrees to inspect the Equipment and to execute the "Certificate of Acceptance," which is attached hereto, only after the Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease any equipment serial numbers and other identification data relating to the Equipment as needed.

     5. DISCLAIMER OF WARRANTIES.  BY SIGNING BELOW,  LESSEE  ACKNOWLEDGES  THAT
LESSOR IS LEASING THE  EQUIPMENT  TO LESSEE "AS IS" AND WITH ALL FAULTS.  LESSOR
MAKES NO  REPRESENTATIONS  AND  DISCLAIMS  ALL  WARRANTIES,  EXPRESS OR IMPLIED,
CONCERNING THE EQUIPMENT,  INCLUDING, WITHOUT LIMITATION ANY WARRANTY OF FITNESS
FOR A PARTICULAR PURPOSE OR OF  MERCHANTABILITY.  LESSEE HEREBY WAIVES ANY CLAIM
(INCLUDING  ANY CLAIM  BASED ON STRICT OR ABSOLUTE  LIABILITY  IN TORT) IT MIGHT
HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING  INCIDENTAL OR CONSEQUENTIAL
DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT. Provided Lessee is not in default of this Lease, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreement and patent indemnities, if any, with respect to the Equipment provided, however, that Lessee's sole remedy for breach of any such warranty, indemnification or service agreement shall be against the manufacturer of such Equipment and not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder, LESSEE ACKNOWLEDGES THAT NETHER THE
SUPPLIER, BROKER NOR THEIR AGENTS OR EMPLOYEES ARE AGENTS OF LESSOR NOR ARE THEY
AUTHORIZED  TO WAIVE OR ALTER ANY TERM OR  CONDITION  OF THIS LEASE  WITHOUT THE
WRITTEN  CONSENT OF LESSOR.  NO  AGREEMENT,  EITHER  WRITTEN OR VERBAL,  BETWEEN
SUPPLIER  AND LESSEE OR BROKER  AND  LESSEE  SHALL  BIND  LESSOR  UNLESS  LESSOR
SPECIFICALLY CONSENTS TO SUCH AGREEMENT IN WRITING.


     6. AMENDMENTS. No term or provision of this lease may be amended, altered, waived, discharge or terminated except by written instrument signed by the parties hereto, and, in compliance with UCC S2A-208(2) requiring a separate signature of this provision. SEE REVERSE SIDE FOR ADDITIONAL TERMS AND
CONDITIONS WHICH ARE A PART OF THIS LEASE

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

ACCEPTED BY LESSOR:                          This agreement shall not be effective until executed by the
                                             Lessee and accepted by an authorized representative of Lessor at its principal place of business.


LONGWATER CAPITAL CORPORATION                LESSEE        PLAY CO. TOYS & ENTERTAINMENT CORP.


BY                                           BY
                                                                           TITLE

DATE        (LEASE START DATE)               WITNESS                        DATE

PERSONAL GUARANTY

     In  consideration  Lessor  entering into the above Business Lease Agreement
(the "Lease"), the undersigned (the "Undersigned'), jointly and severally, personally and unconditionally guarantee to Lessor the prompt payment in full, when due, of all of Lessee's obligations under the Lease including, without limitation, every rental payable and the accelerated balance of rentals if demanded by Lessor. Lessor shall not be required to proceed against Lessee or Equipment or to enforce any other remedy before proceeding against the Undersigned. The Undersigned agree to pay all attorneys' fees and other expenses incurred by Lessor by reason of any default of Lessee or in enforcing the Lease or this Guaranty. The undersigned waive notice of acceptance hereof and all other notices or demands of any kind to which the Undersigned may be entitled and consent to the granting of extensions of time for payment to Lessee and other obligors and guarantors and to any other amendments or adjustments in the terms of the Lease. This Guaranty shall bind the heirs, administrators, representatives, successors and assigns of each of the Undersigned and may be enforced by or for the benefit of any assignee or successor of Lessor. This
Guaranty shall be governed by the laws of the State of Missouri. The Undersigned acknowledge that for purposes of enforcement of this Guaranty, each of the Undersigned is conducting business n the State of Missouri and each agrees that in the event of any litigation related to the Lease or this Guaranty, venue and jurisdiction shall be proper in the Circuit Court for the City or County of St.
Louis, State of Missouri
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

SIGNATURE                                                             SIGNATURE

   (INDIVIDUAL CAPACITY)                                              (INDIVIDUAL CAPACITY)

   (PRINT NAME)                                                       (PRINT NAME)

   HOME ADDRESS AND PHONE NUMBER                                      HOME ADDRESS AND PHONE NUMBER

   DATE                                                                     DATE


                             EQUIPMENT SCHEDULE "A"

DATE

     This schedule is made a part of lease number between: PLAY CO. TOYS & ENTERTAINMENT CORP. and LONGWATER CAPITAL CORP.


EQUIPMENT LOCATED AT:               TOYS INTERNATIONAL
                                    20 CITY BLVD. WEST #203
                                    ORANGE, CA  92868


QUANTITY          EQUIPMENT                                             SERIAL #

1         1        THEMED TREE HOUSE

1         24' LETTERSET (TOYS INTERNATIONAL)

1         14' BEAR LOGO

1         CUSTOM AWNING


EQUIPMENT LOCATED AT:               TOYCO
                                    6170 WEST GRAND AVENUE
                                    GURNEE, IL 60031

         3                 READING CORNER INTERIOR WALL SIGNS





     Lessor: Longwater Capital Corporation Lessee: PLAY CO. TOYS & ENTERTAINMENT CORP.

By:                                                          By:

                                       LCC
                          LONGWATER CAPITAL CORPORATION
                                 PURCHASE OPTION


     Provided Lessee is not in default under the terms of a certain Equipment Lease dated between Longwater Capital Corp. as lessor and PLAY CO. TOYS & ENTERTAINMENT CORP. as Lessee and upon 60 days prior written notice, Lessee shall have the right to purchase the equipment leased thereunder at the end of the original or any renewal term of said Lease in whole and not in part, and on an as-is where-is basis, for the sum of $1.00.


By:      _________________________                            Date:             _________________________
Lessee:

By:      _________________________                            Date:             _________________________

Barry Longwater
President
3251 Poplar Ave., Suite 130  Memphis, TN  38111
tel (901) 323-7009  toll-free (800) 246-7122  fax (901) 323-4030



                        Assignment of Lease and Equipment

     For value received, the undersigned as lessor (the "Lessor") hereby sells, assigns, transfers and sets over unto TRUSTCORP CAPITAL LEASING (the "Assignee"), its successors and assigns, without recourse, except for a breach of any representation of warranty contained herein, all its right, title and interest in and to, but none of the obligation, duties, or liabilities of Lessor contained in that certain lease dated 5/7/99 (the "Contract"), the original of which is annexed hereto, between the undersigned as Lessor and PLAY CO. TOYS & ENTERTAINMENT CORP. as Lessee (the "Lessee"), together with all other rights, powers, and remedies of the Lessor under said Contract and the monies due thereunder, including all guarantees or collateral of any kind pertaining thereto, and Lessor shall transfer to Assignee all of Lessor's rights, title, and interest in the personal property described therein (the "Equipment"). Assignee shall have the right, either in it's own name or in the name of the Lessor, to take all legal, collection, billing, and other proceedings which Lessor could have taken but for this Assignment, plus the right to endorse Lessor's name upon any and all negotiable instruments for the payment of money.

     Lessor warrants that said Contract and all related instruments of guaranties are genuine and enforceable in accordance with their respective terms; represent valid obligations; are not subject to defense, set off or counterclaim; and are the only ones executed with respect to the Equipment. Lessor further warrants all statements, including but not limited to amounts due, contained in the Contract, related instruments and guaranties are true; the Equipment described in said Contract has been delivered to, and accepted by Lessee in condition satisfactory to Lessee; there are no maintenance or service payments included in the rental payments due under the Contract; Lessor has the power and authority to convey the Contract to Assignee, and to transfer title to the Equipment to Assignee; at the time of this Assignment, title to the Contract and to the Equipment was vested in the Lessor free and clear of all liens, claims, and encumbrances; and Lessor will comply with all its warranties and other obligations to Lessee.

     In the event of the breach of any warranty or representation herein, Lessor shall, upon demand, repurchase the Contract from Assignee for the unpaid balance due thereon, and Assignee shall have the same rights and remedies against Lessor the Lessor would have had against Lessee if there had been a breach of the Contract by Lessee.

     This Assignment and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed in accordance with the laws of the State of MO including all matters of construction, validity and performance.

Lessor: Longwater Capital Corp.



Barry Longwater, President

Date: